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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 17, 2000


                                EGGHEAD.COM, INC.
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-29184                                           77-0408319
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       (Commission                                        (IRS Employer
       File Number)                                     Identification No.)

    1350 Willow Road, Menlo Park, CA                             94025
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(Address of principal executive offices)                      (Zip code)


                                 (650) 470-2400
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)
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ITEM 5:  OTHER EVENTS.

     On February 17, 2000, the Registrant entered into an equity financing agreement with Acqua Wellington North American Equities Fund, Ltd., under which the Registrant may sell up to $100 million of its common stock over a nine month period. Any shares sold under this agreement will be priced at a small discount to market prices. The Registrant issued a press release announcing this agreement on February 18, 2000.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          1.01 Common Stock Purchase Agreement between the Registrant and Acqua Wellington North American Equities Fund, Ltd., dated February 17, 2000.

          99.01 Press release issued by the Registrant on February 18, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 2000            EGGHEAD.COM, INC.


                                    By: /s/ John E. Labbett
                                        -----------------------------------
                                        John E. Labbett
                                        Executive Vice President and
                                        Chief Financial Officer

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